JOHN HANCOCK SPECIAL EQUITIES FUND
           Supplement to Class A & B Prospectus dated March 1, 1996
With regard to Class C shares of the Fund, the prospectus is supplemented until April 1, 1996 as follows:

        INSTITUTIONAL INVESTORS
        Class C shares of the Fund are available only to the following types of institutional investors: (i) Benefit plans not affiliated with John Hancock Advisers, Inc. (the ""Adviser'') which have at least $25,000,000 in plan assets, and either have a separate trustee vested with investment discretion and certain limitations on the ability of the plan beneficiaries to access their plan investments without incurring adverse tax consequences or allow their participants to select among one or more investment options, including the Fund ("participant-directed plans"); (ii) Banks and insurance companies which are not affiliated with the Adviser purchasing shares for their own account; (iii) Investment companies not affiliated with the Adviser; (iv) Tax-exempt retirement plans of the Adviser and its affiliates, including affiliated brokers; (v) Unit investment trusts sponsored by John Hancock
        Funds and certain other sponsors; and (vi) existing full-service clients of John Hancock Mutual Life Insurance Company
        ("the Life Company") who were group annuity contract holders as of September 1, 1994. Participant-directed plans include, but are not limited to, 401(k), TSA and Section 457 plans.

        Class C shares are available to eligible institutional investors at net asset value without the imposition of a sales charge and are not subject to ongoing distribution fees imposed under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The minimum initial investment in Class C shares is $1,000,000, but this requirement may be waived at the discretion of the Fund's officers. Some individuals who are currently eligible to purchase Class A or Class B shares may also be participants in plans that are eligible to purchase Class C shares of the Fund.

        John Hancock Funds may pay a one-time payment of up to 0.15% of the amount invested in Class C shares to a selling broker for its sales of Class C shares. A person entitled to receive compensation for selling shares of the Fund may receive different compensation with respect to sales of Class A, Class B or Class C shares or any additional future class of shares.

        Class C shares are also available to existing full-service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account. John Hancock Funds, out of its own resources, may pay to a Selling Broker an annual service fee of up to 0.20% of the amount invested in Class C shares by these clients.

        The Reinvestment Privilege, Systematic Withdrawal Plan,
        Monthly Automatic Accumulation Program, Group Investment
        Program and Retirement Plans are not available for Class C shares.

        If you are considering a purchase of Class C shares of the Fund, please call John Hancock Investor Services Corporation at 1-800-437-9312 to obtain information about eligibility, instructions for purchase by check or wire and an Institutional Account Application.

        March 1, 1996
        1800S-3/96